UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 23, 2003

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue New York, New York		10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

N/A
(Former name or former address, if changed since last report)

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

None

(b) Pro Forma Financial Information.

None

(c) Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description

99.1	Press Release, dated April 23, 2003.

Item 9.  REGULATION FD DISCLOSURE

In accordance with guidance from the Securities and Exchange Commission in Release number 33-8216, the information furnished under this Item 9 (“Regulation FD Disclosure”) is intended to be furnished under Item 12 (“Results of Operations and Financial Condition”).  In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

On April 23, 2003, Vornado Realty Trust (the “Company”) issued  a press release regarding the Company’s revision of its definition of Funds From Operations to include straight-lining of rent.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

	By:	/s/ Joseph Macnow
Name: Joseph Macnow
Title: Executive Vice
President — Finance and Administration, Chief Financial Officer

Date: April 24, 2003

EXHIBIT INDEX

99.1	Press Release, dated April 23, 2003.